UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     January 15, 2013

     DIVERSIFIED MULTI-ADVISOR FUTURES FUND L.P. II
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-22491 (Commission File Number)	13-3769020 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.                      Termination of a Material Definitive Agreement.

Effective January 15, 2013, Ceres Managed Futures LLC, the general partner of the registrant (the “General Partner”), and the registrant terminated the advisory agreement dated June 1, 2009 (the “Advisory Agreement”), with SandRidge Capital, L.P. (“SandRidge”), pursuant to which SandRidge managed the portion of the registrant’s assets allocated to it.  The General Partner terminated the Advisory Agreement because SandRidge is no longer trading on behalf of the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED MULTI-ADVISOR FUTURES FUND L.P. II

By: Ceres Managed Futures LLC, General Partner

By /s/ Walter Davis
    Walter Davis
             President and Director

Date:  January 18, 2013